UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 28, 2006
                                                --------------------------------

SLC STUDENT LOAN RECEIVABLES I, INC. (as depositor for SLC Student Loan Trust 2006-1 and authorized agent under the Amended and Restated Trust Agreement, dated as of June 28, 2006, between SLC Student Loan Receivables I, Inc. and Wilmington Trust Company)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-133028-01                  04-3598719
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

750 Washington Boulevard, 9th Floor, Stamford, Connecticut              06901
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (203) 975-6923
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

      Closing of SLC Student Loan Trust 2006-1 transaction.

      On June 28, 2006, SLC Student Loan Receivables I, Inc. (the "Depositor") and Wilmington Trust Company (the "Owner Trustee") executed and delivered the Amended and Restated Trust Agreement, dated as of June 28, 2006 (the "Amended and Restated Trust Agreement"), which amended and restated the Short-Form Trust Agreement, dated as of June 15, 2006, between the Depositor and the Owner Trustee, pursuant to which SLC Student Loan Trust 2006-1 (the "Trust") was formed.

      On June 28, 2006, The Student Loan Corporation, a Delaware corporation ("SLC"), the Depositor and Citibank, N.A., not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee") on behalf of SLC under the Trust Agreement, dated as of August 30, 2003, between SLC and the Eligible Lender Trustee, and as eligible lender trustee on behalf of the Depositor under the Eligible Lender Trust Agreement, dated as of June 28, 2006 (the "Depositor Eligible Lender Trust Agreement"), between the Depositor and the Eligible Lender Trustee, executed and delivered the Master Terms Purchase Agreement, dated as of June 28, 2006 (together with the related purchase agreement and other agreements thereunder, the "Purchase Agreement"), pursuant to which certain Federal Family Education Loan Program loans (the "Student Loans") were sold by SLC (and with respect to legal title, the Eligible Lender Trustee on behalf of SLC) to the Depositor (and with respect to legal title, the Eligible Lender Trustee on behalf of the Depositor). On June 28, 2006, the Depositor, the Trust and the Eligible Lender Trustee, not in its individual capacity but solely as eligible lender trustee on behalf of the Depositor under the Depositor Eligible Lender Trust Agreement, and as eligible lender trustee on behalf of the Trust under the Eligible Lender Trust Agreement, dated as of June 28, 2006 (the "Trust Eligible Lender Trust Agreement"), between the Trust and the Eligible Lender Trustee, executed and delivered the Master Terms Sale Agreement, dated as of June 28, 2006 (together with the related sale agreement and other agreements thereunder, the "Sale Agreement"), pursuant to which the Student Loans were sold by the Depositor (and with respect to legal title, the Eligible Lender Trustee on behalf of the Depositor) to the Trust (and with respect to legal title, the Eligible Lender Trustee on behalf of the Trust).

      On June 28, 2006, the Trust issued its Student Loan Asset-Backed Notes in the following class designations: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class B, having an aggregate principal amount of $2,252,500,000 (collectively, the "Notes"). The Notes were issued pursuant to the Indenture, dated as of June 28, 2006 (the "Indenture"), among the Trust, the Eligible Lender Trustee, U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"), and Citibank, N.A., as indenture administrator (the "Indenture Administrator"). The Notes were sold to Citigroup Global Markets Inc. ("Citigroup"), Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters"), pursuant to the Underwriting Agreement, dated June 22, 2006 (the "Underwriting Agreement"), between the Trust, SLC and Citigroup, as representative of the Underwriters.

      In addition to the Amended and Restated Trust Agreement, the Depositor Eligible Lender Trust Agreement, the Purchase Agreement, the Trust Eligible Lender Trust Agreement, the Sale Agreement, the Indenture and the Underwriting Agreement, in connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Administration Agreement, dated as of June 28, 2006 (the "Administration Agreement"), between the Trust and SLC, as servicer and administrator (in such capacity, the "Administrator"), pursuant to which the Administrator has agreed to act as administrator of the Trust, (b) the Sub-Administration Agreement, dated as of June 28, 2006 (the "Sub-Administration Agreement"), between the Administrator and CitiMortgage, Inc., a Delaware corporation, as sub-administrator (the "Sub-Administrator"), pursuant to which the Sub-Administrator has agreed to perform certain duties of the Administrator under the Administration Agreement,
(c) the Servicing Agreement, dated as of June 28, 2006 (the "Servicing Agreement"), between the Trust and SLC, as servicer and administrator (in such capacity, the "Servicer"), pursuant to which the Servicer has agreed to service the Student Loans, (d) the Subservicing Agreement, dated as of June 28, 2006 (the "Subservicing Agreement"), between the Servicer and Citibank USA, National Association, a national banking association (the "Subservicer"), pursuant to which the Subservicer has agreed to act as subservicer with respect to the Student Loans, and (e) the Custody Agreement, dated as of June 28, 2006, among the Trust, the Eligible Lender Trustee, the Indenture Trustee and the Subservicer, as custodian (in such capacity, the "Custodian"), pursuant to which the Custodian has agreed to act as custodian of certain student loan notes and other related documents related to the Student Loans.

Item 2.01.  Completion of Acquisition or Disposition of Assets.
            --------------------------------------------------

      The Trust used the net proceeds of the sale of the Notes to purchase the Student Loans pursuant to the Sale Agreement.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

Exhibit 1.1 Underwriting Agreement, dated June 22, 2006, between the Trust, SLC and Citigroup, as representative of the Underwriters.

Exhibit 4.1 Indenture, dated as of June 28, 2006, among the Trust, the Eligible Lender Trustee, the Indenture Trustee and the Indenture Administrator.

Exhibit 4.2 Amended and Restated Trust Agreement, dated as of June 28, 2006, between the Depositor and the Owner Trustee.

Exhibit 4.3 Eligible Lender Trust Agreement, dated as of June 28, 2006, between the Depositor and the Eligible Lender Trustee.

Exhibit 4.4 Eligible Lender Trust Agreement, dated as of June 28, 2006, between the Trust and the Eligible Lender Trustee.

Exhibit 5.1 Opinion of Richards, Layton, & Finger, P.A., dated as of June 28, 2006, with respect to due authorization, execution and delivery of the Notes.

Exhibit 5.2 Opinion of Cadwalader, Wickersham & Taft LLP, dated as of June 28, 2006, with respect to enforceability and legality of the Notes.

Exhibit 8.1 Opinion of Cadwalader, Wickersham & Taft LLP, dated as of June 28, 2006, with respect to tax matters related to the Notes (contained in Exhibit 5.2).

Exhibit 23.1 Consent of Cadwalader, Wickersham & Taft LLP, dated as of June 28, 2006 (contained in Exhibit 5.2).

Exhibit 99.1 Master Terms Purchase Agreement, dated as of June 28, 2006, between SLC, as seller, the Depositor, as purchaser, and the Eligible Lender Trustee on behalf of SLC and the Depositor.

Exhibit 99.2 Master Terms Sale Agreement, dated as of June 28, 2006, between the Depositor, as seller, the Trust, as purchaser, and the Eligible Lender Trustee on behalf of the Depositor and the Trust.

Exhibit 99.3 Servicing Agreement, dated as of June 28, 2006, between the Trust and the Servicer.

Exhibit 99.4 Subservicing Agreement, dated as of June 28, 2006, between the Servicer and the Subservicer.

Exhibit 99.5 Administration Agreement, dated as of June 28, 2006, between the Trust and the Administrator.

Exhibit 99.6 Sub-Administration Agreement, dated as of June 28, 2006, between the Administrator and the Sub-Administrator.

Exhibit 99.7 Custody Agreement, dated as of June 28, 2006, among the Trust, the Eligible Lender Trustee, the Indenture Trustee and the Custodian.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 30, 2006                      SLC STUDENT LOAN RECEIVABLES I, INC.

                                          By:  /s/ Bradley Svalberg
                                               --------------------------------
                                               Name:   Bradley Svalberg
                                               Title:  Treasurer

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of                                               Paper (P) or
Regulation  S-K                                                 Electronic
Exhibit No.             Description                                 (E)
-----------             -----------                                 ---

1.1                     Underwriting Agreement, dated June           E
                        22, 2006, between the Trust, SLC and
                        Citigroup, as representative of the
                        Underwriters.

4.1                     Indenture, dated as of June 28, 2006,        E
                        among the Trust, the Eligible Lender
                        Trustee, the Indenture Trustee and
                        the Indenture Administrator.

4.2                     Amended and Restated Trust Agreement,        E
                        dated as of June 28, 2006, between
                        the Depositor and the Owner Trustee.

4.3                     Eligible Lender Trust Agreement,             E
                        dated as of June 28, 2006, between
                        the Depositor and the Eligible Lender
                        Trustee.

4.4                     Eligible Lender Trust Agreement,             E
                        dated as of June 28, 2006, between
                        the Trust and the Eligible Lender
                        Trustee.

5.1                     Opinion of Richards, Layton, &               E
                        Finger, P.A., dated as of June 28,
                        2006, with respect to due
                        authorization, execution and delivery
                        of the Notes.

5.2                     Opinion of Cadwalader, Wickersham &          E
                        Taft LLP, dated as of June 28, 2006,
                        with respect to enforceability and
                        legality of the Notes.

8.1                     Opinion of Cadwalader, Wickersham &          E
                        Taft LLP, dated as of June 28, 2006,
                        with respect to tax matters related
                        to the Notes (contained in Exhibit
                        5.2).

23.1                    Consent of Cadwalader, Wickersham &          E
                        Taft LLP, dated as of June 28, 2006
                        (contained in Exhibit 5.2).

99.1                    Master Terms Purchase Agreement,             E
                        dated as of June 28, 2006, between
                        SLC, as seller, the Depositor, as
                        purchaser, and the Eligible Lender
                        Trustee on behalf of SLC and the
                        Depositor.

99.2                    Master Terms Sale Agreement, dated as        E
                        of June 28, 2006, between the
                        Depositor, as seller, the Trust, as
                        purchaser, and the Eligible Lender
                        Trustee on behalf of the Depositor
                        and the Trust.

99.3                    Servicing Agreement, dated as of June        E
                        28, 2006, between the Trust and the
                        Servicer.

99.4                    Subservicing Agreement, dated as of          E
                        June 28, 2006, between the Servicer
                        and the Subservicer.

99.5                    Administration Agreement, dated as of        E
                        June 28, 2006, between the Trust and
                        the Administrator.

99.6                    Sub-Administration Agreement, dated          E
                        as of June 28, 2006, between the
                        Administrator and the
                        Sub-Administrator.

99.7                    Custody Agreement, dated as of June          E
                        28, 2006, among the Trust, the Eligible
                        Lender Trustee, the Indenture Trustee
                        and the Custodian.